UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022

CreditRiskMonitor.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-8601	36-2972588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Executive Boulevard
Valley Cottage, NY 10989
(Address of principal executive offices, including zip code)

(845) 230-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	CRMZ	OTC Markets OTCQX U.S.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                   ☐

Item 2.02	Results of Operation and Financial Condition.

On February 1, 2022, CreditRiskMonitor.com, Inc. (the “Company”) issued a press release announcing preliminary results of operation for the twelve months ended December 31, 2021. Revenue grew to approximately $17 million and Operating Income grew to approximately $2 million plus.  These figures are subject to change under the final audit process.

In accordance with General Instructions B.2 of Form 8-K, the information presented herein under Item 2.02 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD.

On February 1, 2022, the Company issued a press release announcing that its Board of Directors has approved a share repurchase program, the details of which are set forth in Item 8.01 below.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instructions B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On January 28, 2022, the Board of Directors approved a share repurchase program authorizing the Company to purchase up to an aggregate of $1 million of the Company’s common stock.  Subject to the applicable rules and regulations, the shares may be purchased from time to time in the open market or in privately negotiated transactions.  Such purchases will be at times and in amounts as the Company deems appropriate, based on factors such as market conditions, legal requirements and other business considerations. The share repurchase authorization does not obligate the company to acquire any particular amount of common stock, and may be modified, suspended or discontinued at any time or from time to time at the company’s discretion.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following are furnished as part of this current report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated February 1, 2022, announcing the preliminary results of 2021 and approval of a share repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDITRISKMONITOR.COM, INC.

Date: February 1, 2022	By:	/s/	Steven Gargano
Steven Gargano
Chief Financial Officer
(Principal Financial and Accounting Officer)